Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Results of Operations (Unaudited)
18.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is the summary of the unaudited quarterly results of operations for the two years ended December 31, 2012 and 2011, in thousands.

	Three Months Ended				Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012 (1)	December 31, 2012
Revenue	$639,062	$661,895	$656,896	$680,171	$2,638,024
Cost of services	291,702	307,286	307,699	317,772	1,224,459

Gross Profit	347,360	354,609	349,197	362,399	1,413,565
SG&A	233,118	233,110	231,905	237,257	935,390

Operating income	114,242	121,499	117,292	125,142	478,175

Net income	$34,044	$36,694	$22,096	$32,707	$125,541

	Three Months Ended				Year Ended December 31, 2011
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011(2)
Revenue	$610,818	$622,820	$632,803	$624,884	$2,491,325
Cost of services	271,603	276,220	284,406	281,060	1,113,289

Gross Profit	339,215	346,600	348,397	343,824	1,378,036
SG&A	220,408	223,849	216,450	249,201	909,908

Operating income	118,807	122,751	131,947	94,623	468,128

Net income	$34,580	$34,378	$37,347	$21,188	$127,493

(1)	Results of operations in the third quarter of 2012 were affected by a pre-tax $10.0 million expense associated with the dividend equivalent attributed to participants in our Deferred Compensation Plan, $8.3 million of additional share based compensation associated with the dividend and $10.3 million of additional interest expense incurred with the refinancing for the additional borrowings of approximately $521.6 million due to the dividends declared and dividend equivalents paid in August 2012.
(2)	Results of operations in the fourth quarter of 2011 were affected by a pre-tax $18.5 million share based compensation expense for the modification of vesting criteria of restricted stock grants. $12.1 million was not deductible for tax purposes.